                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        The Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported) August 5, 2008.

            BA CREDIT CARD TRUST*                                                      BA MASTER CREDIT CARD TRUST II
(Exact name of issuing entity as specified in its charter)            (Exact name of issuing entity as specified in its charter)
        (Issuing Entity of the Notes)                                        (Issuing Entity of the Collateral Certificate)

                                  Commission File Number of depositor: 333-141948

                                            BA CREDIT CARD FUNDING, LLC
                               (Exact name of depositor as specified in its charter)

                                      FIA CARD SERVICES, NATIONAL ASSOCIATION
                                (Exact name of sponsor as specified in its charter)
                            Delaware                                                          Delaware
         (State or Other Jurisdiction of Incorporation)                    (State or Other Jurisdiction of Incorporation)
_________________________________________________________________      _______________________________________________________

                 c/o BA Credit Card Funding, LLC                                  c/o BA Credit Card Funding, LLC
                     214 North Tryon Street                                            214 North Tryon Street
                   Suite #21-39, NC1-027-21-04                                      Suite #21-39, NC1-027-21-04
                 Charlotte, North Carolina 28255                                  Charlotte, North Carolina 28255
_________________________________________________________________      _______________________________________________________
             (Address of Principal Executive Office)                          (Address of Principal Executive Office)

                         (704) 683-4915                                                    (704) 683-4915
_________________________________________________________________      _______________________________________________________
             (Telephone Number, including area code)                          (Telephone Number, including area code)

                          333-141948-02                                                    333-141948-01
_________________________________________________________________      _______________________________________________________
                    (Commission File Numbers)                                        (Commission File Numbers)

                           01-0864848                                                        01-0864848
_________________________________________________________________      _______________________________________________________
              (I.R.S. Employer Identification No.)                              (I.R.S. Employer Identification No.)
_________________________________________________________________      _______________________________________________________

                               N/A                                                              N/A
_________________________________________________________________      _______________________________________________________
     (Former name or address, if changed since last report)            (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________
* In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust
II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 8 - Other Events.

Item 8.01. Other Events.

         On August 5, 2008 BA Credit Card Trust issued its BAseries Class A(2008-9) Notes.

         On August 5, 2008 Richards, Layton & Finger, P.A. delivered its legality opinion with respect to BA
         Credit Card Trust, BAseries Class A(2008-9) Notes.

Section 9 - Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

         The following are filed as Exhibits to this Report under Exhibits 4, 5, 10 and 23:

                  4.1      Class A(2008-9) Terms Document, dated as of August 5, 2008.

                  5.1      Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class
                           A(2008-9) Notes.

                  10.1     Class A(2008-9) ISDA Master Agreement and Derivative Agreement between Bank of America, N.A.
                           and BA Credit Card Trust, including Schedule and Confirmation.

                  23.1     Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibit 5.1).

                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BA CREDIT CARD FUNDING, LLC
                                                     Acting solely in its capacity as
                                                     depositor of BA Master Credit Card Trust II and
                                                     BA Credit Card Trust

                                                              By:  /s/ Keith W. Landis
                                                                  Name: Keith W. Landis
                                                                  Title:   Vice President

August 5, 2008

                                                        EXHIBIT INDEX

Exhibit No.                                 Description

4.1      Class A(2008-9) Terms Document, dated as of August 5, 2008.

5.1      Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class A(2008-9) Notes.

10.1     Class A(2008-9) ISDA Master Agreement and Derivative Agreement between Bank of America, N.A. and BA
         Credit Card Trust, including Schedule and Confirmation.

23.1     Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibit 5.1).